UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2013

HARBINGER GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

1-4219	74-1339132
(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 30th Floor, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 906-8555

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On February 21, 2013, Harbinger Group Inc. (“HGI”), filed a Current Report on Form 8-K (the “Original 8-K”) announcing that HGI’s wholly-owned subsidiary, HGI Energy Holdings, LLC (“HGI Energy”), completed the previously announced transactions contemplated by that certain Unit Purchase and Contribution Agreement, dated as of November 5, 2012, as amended, by and among HGI Energy and EXCO Resources, Inc. and its affiliates (“EXCO”) pursuant to which EXCO and HGI Energy formed a joint venture partnership (the “Partnership”) that acquired certain of EXCO’s conventional oil and natural gas assets located in West Texas, including and above the Canyon Sand formation, as well as in the Danville, Waskom, Holly and Vernon fields in East Texas and North Louisiana, including and above the Cotton Valley. In addition, on March 5, 2013, the Partnership acquired from an affiliate of BG Group plc (“BG Group”) certain conventional oil and gas assets in the Danville, Waskom and Holly fields in East Texas and North Louisiana, including and above the Cotton Valley formation. The properties acquired from the BG Group represent an incremental working interest in certain properties the Partnership acquired from EXCO (the properties acquired from EXCO and BG Group, the “Partnership Properties”).

This Current Report on Form 8-K/A (“Form 8-K/A”) is being filed to amend Item 9.01(a) and Item 9.01(b) of the Original 8-K to present certain financial statements and certain unaudited pro forma financial information for the acquisition of the Partnership Properties and other events. No other modifications to the Original 8-K is being made by this Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.

Financial Statements of Assets Acquired

EXCO Resources, Inc.’s Certain Conventional Oil and Natural Gas Properties statements of revenues and direct operating expenses for the years ended December 31, 2012, 2011 and 2010 are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

Pro Forma Financial Information

The unaudited pro forma combined financial statements giving effect to the acquisition of the Partnership Properties and other events are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

(c)	Not applicable.

(d)	Exhibits.

The following exhibits are being filed with this Form 8-K/A.

Exhibit No.	Description

23.1	Consent of KPMG LLP

99.1	Financial Statements of EXCO Resources, Inc.’s Certain Conventional and Natural Gas Properties statements of revenues and direct operating expenses for the years ended December 31, 2012, 2011 and 2010

99.2	Unaudited pro forma consolidated combined financial statements giving effect to the acquisition of the Partnership Properties and other events

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K/A to be signed on its behalf by the undersigned, thereunto duly authorized.

HARBINGER GROUP INC.

By:	/s/ Thomas A. Williams
Name:	Thomas A. Williams
Title:	Executive Vice President and Chief Financial Officer

Dated: May 3, 2013

Exhibit Index

Exhibit No.	Description

23.1	Consent of KPMG LLP

99.1	Financial Statements of EXCO Resources, Inc.’s Certain Conventional and Natural Gas Properties statements of revenues and direct operating expenses for the years ended December 31, 2012, 2011 and 2010

99.2	Unaudited pro forma consolidated combined financial statements giving effect to the acquisition of the Partnership Properties and other events